                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1999


                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                  --------------------------------------------
                         (STATE OR OTHER JURISDICTION OF
                                 INCORPORATION)

            0-22047                                              91-1710182

          (COMMISSION                                           (IRS EMPLOYER
         FILE NUMBER)                                        IDENTIFICATION NO.)


                           999 THIRD AVENUE, SUITE 4700
           SEATTLE, WASHINGTON                                        98104

      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (206) 447-1595

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

AUTHORIZE.NET CORPORATION
     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 13, 1999, related to the Registrant's completion of the acquisition of Authorize.Net Corporation ("Authorize") by means of a merger of 31 Acquisition Corporation, a Utah corporation and a wholly-owned subsidiary of the Registrant with and into Authorize, as set forth below and in the pages attached hereto:

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     See Exhibit 20.1 for the audited financial statements of Authorize See Exhibit 20.2 for the unaudited condensed financial statements of Authorize


(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Combined Financial Statements give effect to both previously reported acquisitions, which include Haggle Online and USAOnline, Inc. and IQC Corporation and the current business combination between Go2Net, Inc. ("Go2Net" or the "Company") and Authorize. The merger was accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The estimated fair values contained herein are preliminary in nature and may not be indicative of the final purchase price allocation. Any amounts that may be allocable to in process research and development would be recorded as one time charges that would reduce the goodwill reflected in the pro forma condensed combined balance sheet and reduce the amount of amortization of goodwill reflected in the pro forma condensed combined statements of operations. Such preliminary estimates of the fair values of the assets and liabilities of Authorize have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited Pro Forma Condensed Combined Financial Statements. The recorded values of Go2Net assets and liabilities included in the Go2Net pro forma column represent the combined balances and results of operations for Go2Net, Inc. and the previously reported pro forma impact of Haggle Online and USAOnline, Inc., and IQC Corporation acquisitions. The unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of Go2Net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 29, 1998, the historical financial statements of previous acquisitions reported on Forms 8K/A dated July 2, 1999 and July 27, 1999 and the historical financial statements and the notes thereto of Authorize included herein.

     The unaudited pro forma condensed combined balance sheet has been prepared to reflect the merger of Authorize as if it occurred on June 30, 1999. The unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Go2Net for the year ended September 30, 1998 and Authorize for the year ended December 31, 1998 and the nine months ended June 30, 1999 as if the Merger occurred on October 1, 1997.

     The proforma condensed combined consolidated balance sheet and statements of operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited financial statements and notes thereto for the year ended September 30, 1998 of Go2Net included in its annual report on Form 10-K, the unaudited financial statements and notes thereto for the nine months ended June 30, 1999, included in its Quarterly Report on Form 10-Q, Current Report on Form 8-K/A filed on July 2, 1999, Current Report on Form 8-K/A filed on July 27, 1999 and the audited financial statements and notes thereto of Authorize for the year ended December 31, 1998, included herein. The proforma data is not necessarily indicative of the operating results or financial position that would have been achieved had the Merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results and financial condition.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


                                                               JUNE 30, 1999
                                                               -------------
                                                                         AUTHORIZE.NET
                                                         GO2NET          -------------       PRO FORMA             PRO FORMA
                                                        PRO FORMA          HISTORICAL       ADJUSTMENTS             COMBINED
                                                        ---------          ----------       -----------             --------
ASSETS
Current assets:
  Cash and cash equivalents......................       $  133,176,418     $   1,621,738    $  (13,500,000)(c)      $ 121,298,156
  Short-term investments.........................          134,394,249                 -                 -            134,394,249
  Trade account receivables, net.................            2,946,886           418,770                 -              3,365,656
  Other accounts receivable......................            1,884,980                 -                 -              1,884,980
  Deferred tax assets, current...................                    -         2,473,495                 -              2,473,495
  Prepaid expenses and other assets..............              425,450            11,500                 -                436,950
                                                        --------------     -------------    --------------          -------------
     Total current assets........................          272,827,983         4,525,503       (13,500,000)           263,853,486

Property and equipment, net......................            2,009,892           241,513                 -              2,251,405
Other assets, net................................              363,400             5,300                 -                368,700
Intangible assets, net...........................           39,522,480                 -       102,335,118 (c)        141,857,598
Long term investments............................           40,715,569                 -                 -             40,715,569
Deposits.........................................              250,000                 -                 -                250,000
                                                        --------------     -------------    --------------          -------------

Total assets.....................................       $  355,689,324     $   4,772,316    $   88,835,118          $ 449,296,758
                                                        ==============     =============    ==============          =============


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses..........       $    2,354,104     $     253,839    $            -          $   2,607,943
  Accrued compensation and benefits..............              841,478           217,693                 -              1,059,171
  Merchant Funds.................................                    -           473,260                 -                473,260
  Deferred tax liability.........................            3,298,111                 -        15,562,642 (c)         18,860,753
  Deferred revenue...............................            1,106,671                 -                 -              1,106,671
                                                        --------------     -------------    --------------          -------------
     Total current liabilities...................            7,600,364           944,792        15,562,642             24,107,798

Shareholders' equity:
Preferred stock..................................          450,996,185                 -                 -            450,996,185
Common stock.....................................           72,434,214        46,016,392       (46,016,392)(a)         72,434,214
                                                                                                77,100,000 (c)         77,100,000
Accumulated comprehensive deficit................             (362,940)                -                                 (362,940)
Retained earnings (accumulated deficit)..........         (174,978,499)      (42,188,868)       42,188,868 (b)       (174,978,499)
                                                        --------------     -------------    --------------          -------------
     Total shareholders' equity .................          348,088,960         3,827,524        73,272,476            425,188,960
                                                        --------------     -------------    --------------          -------------

     Total liabilities and shareholders' equity..       $  355,689,324     $   4,772,316    $   88,835,118          $ 449,296,758
                                                        ==============     =============    ==============          =============


                            See accompanying notes.
                                      -3-

                 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                          YEAR ENDED        YEAR ENDED
                                         SEPTEMBER 30,      DECEMBER 31,
                                         ------------       ------------
                                             1998              1998
                                             ----              ----
                                            GO2NET          AUTHORIZE.NET        PRO FORMA                PRO FORMA
                                          PRO FORMA          HISTORICAL         ADJUSTMENTS                COMBINED
                                          ---------          ----------         -----------                --------

Revenue...............................  $   5,107,693       $    2,125,852     $             -           $   7,233,545
Cost of revenue.......................      1,921,804               96,794                   -               2,018,598
                                        -------------       --------------     ---------------           -------------
          Gross profit................      3,185,889            2,029,058                   -               5,214,947


Operating expenses:
  Sales and marketing.................      1,370,220              470,928                   -               1,841,148
  Product development.................      1,203,631              631,963                   -               1,835,594
  General and administrative..........      2,238,428            1,124,695                   -               3,363,123
  Amortization of intangible assets...     17,530,211                    -          34,111,706 (c)          51,641,917
  Merger and acquisition costs........      1,035,494                    -                   -               1,035,494
  Impairment loss.....................        398,126                    -                   -                 398,126
  Stock compensation..................         16,443           25,659,635                   -              25,676,078
                                        -------------       --------------     ---------------           -------------
    Total operating expenses..........     23,792,553           27,887,221          34,111,706              85,791,480
                                        -------------       --------------     ---------------           -------------


Loss from operations..................    (20,606,664)         (25,858,163)        (34,111,706)            (80,576,533)

Interest income, net..................        508,405                4,144                   -                 512,549
                                        -------------       --------------     ---------------           -------------

Loss before taxes.....................    (20,098,259)         (25,854,019)        (34,111,706)            (80,063,984)

Income taxes..........................     (1,164,377)                   -          (5,187,547)(c)          (6,351,924)
                                        -------------       --------------     ---------------           -------------

Net loss..............................  $ (18,933,882)      $  (25,854,019)    $   (28,924,159)          $ (73,712,060)
                                        =============       ==============     ===============           =============

Basic and diluted net loss per share..  $        (.80)                                                   $       (2.99)

Number of shares used in computing
basic and diluted net loss per share..     23,736,374                                  903,888              24,640,262

                            See accompanying notes.

                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                           NINE MONTHS ENDED JUNE 30,
                                           --------------------------
                                                    1999
                                                    ----
                                               GO2NET          AUTHORIZE.NET       PRO FORMA              PRO FORMA
                                              PRO FORMA          PRO FORMA        ADJUSTMENTS              COMBINED
                                            -------------      ------------      -------------          -------------

 Revenue..................................  $  12,651,287      $  4,251,678      $          -           $  16,902,965
 Cost of revenue..........................      2,832,068           170,842                 -               3,002,910
                                            -------------      ------------      ------------           -------------
           Gross profit...................      9,819,219         4,080,836                 -              13,900,055


 Operating expenses:
   Sales and marketing....................      3,618,551         1,045,989                 -               4,664,540
   Product development....................      1,452,403           756,809                 -               2,209,212
   General and administrative.............      3,697,917         2,895,424                 -               6,593,341
   Amortization of intangible assets......     13,174,160                 -        25,583,780  (c)         38,757,940
   Merger and acquisition costs...........        650,257                 -                 -                 650,257
   Stock compensation.....................        960,708        15,606,080                 -              16,566,788
                                            -------------      ------------      ------------           -------------
 Total operating expenses.................     23,553,996        20,304,302        25,583,780              69,442,078
                                            -------------      ------------      ------------           -------------

 Loss from operations.....................    (13,734,777)      (16,223,466)      (25,583,780)            (55,542,023)

 Interest income, net.....................      3,151,426            10,656                 -               3,162,082
                                            -------------      ------------      ------------           -------------

 Loss before taxes........................    (10,583,351)      (16,212,810)      (25,583,780)            (52,379,941)

 Income taxes (benefit)...................         18,533        (2,447,687)       (3,890,661)(c)          (6,319,815)
                                            -------------      ------------      ------------           -------------

 Income (loss) before extraordinary
 items....................................    (10,601,884)      (13,765,123)      (21,693,119)            (46,060,126)

 Loss on extinguishment of debt, net
 of tax...................................              -         3,018,046                 -               3,018,046
                                            -------------      ------------      ------------           -------------

 Net loss.................................    (10,601,884)      (16,783,169)      (21,693,119)            (49,078,172)

 Preferred stock dividend.................    159,930,733                 -                 -             159,930,733
                                            -------------      ------------      ------------           -------------

 Net loss applicable to common
 shareholders.............................  $(170,532,617)     $(16,783,169)     $(21,693,119)          $(209,008,905)
                                            =============      ============      ============           =============

 Basic and diluted net loss per share.....  $       (6.64)                                              $       (7.87)
                                            =============                                               =============

 Number of shares used in computing
 basic and diluted net loss per
 common share.............................    25,668,028                             903,888              26,571,916

                           See accompanying notes.

               NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                     CONSOLIDATED FINANCIAL STATEMENTS


1.   PERIODS COMBINED

The unaudited pro forma condensed combined balance sheets have been prepared to reflect the merger of Authorize as if it occurred on June 30, 1999. The unaudited pro forma condensed combined statements of operations reflect the combined results of operations of Go2Net for the year ended September 30, 1998 and Authorize for the year ended December 31, 1998 and the nine months ended June 30, 1999 as if the merger occurred on October 1, 1997.

2.   BASIS OF PRESENTATION

The combined balances and results of operations as of and for the nine month period ended June 30, 1999, and for the period ended September 30, 1998, for Go2Net, Inc. and previously reported acquisitions, which include Haggle Online, USAOnline, Inc. and IQC Corporation, are combined in the Go2Net pro forma column to reflect the impact of the previously reported acquisitions, as reported on the Current Reports on Form 8-K/A filed on July 2, 1999 and July 27, 1999.

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 903,888 shares of Go2Net Common Stock and $13,500,000 in cash for all of the outstanding shares of Authorize Common Stock in connection with the merger at an exchange ratio of 1.052 shares of Go2Net Common Stock for each share of Authorize Common Stock.

This merger was accounted for under the purchase method of accounting in accordance with APB Opinion No.16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Authorize have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited pro forma condensed combined financial statements.

3.   MERGER TRANSACTION COSTS

Go2Net and Authorize incurred direct transaction costs of approximately $100,000 associated with the merger, primarily for legal and accounting fees. These costs will be included with goodwill and amortized over three years. There can be no assurance that Go2Net will not incur additional charges in subsequent quarters to reflect costs associated with the merger or that management will be successful in their efforts to integrate the operations of the two companies.

4.   PRO FORMA LOSS PER COMMON SHARE

The pro forma combined basic and diluted net loss per common share are based on the combined weighted average number of common shares of Go2Net common stock and Authorize common stock outstanding during the periods using the exchange ratio. All stock options and shares subject to repurchase rights have been excluded from the computation of pro forma combined basic and diluted net loss per common share because all such securities are anti-dilutive for the periods presented.

5.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Go2Net and Authorize. Certain amounts for Authorize have been reclassified to conform with Go2Net's financial statement presentation. Pro forma adjustments were required to record goodwill and the related amortization expense as if the transactions occurred on October 1, 1997.

6.   PRO FORMA ADJUSTMENTS

     (a) To reflect the issuance of approximately 903,888 shares of Go2Net common stock, $13,500,000 in cash and the assumption of all outstanding options in connection with the Authorize Merger, for an aggregate purchase price of approximately $90.6 million, including approximately $100,000 of transaction costs.

     (b)  To eliminate the historical accumulated deficit of Authorize.

     (c) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the Authorize merger, and the related amortization. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology. The book value of tangible assets and liabilities acquired are assumed to approximate fair value. The goodwill and substantially all other purchased intangible assets will be amortized on a straight line basis over approximately 3 years.

     (c)  EXHIBITS.

          The following exhibits are filed herewith:

          20.1 Authorize.Net Corporation audited financial statements for the year ended December 31, 1997 and 1998.

          20.2 Unaudited condensed financial statements of Authorize.Net Corporation

          23.1    Consent of KPMG LLP, Independent Auditors

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GO2NET, INC.


Date:  September 10, 1999         By:  /s/ Russell C. Horowitz

                                            Russell C. Horowitz
                                            Chief Executive Officer,
                                            Chief Administrative Officer and
                                            Chief Financial Officer